UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 2, 2013

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER LISTING

On December 2, 2013, Lannett Company, Inc. (the “Company”) provided notice to the NYSE MKT that the Company intends to voluntarily transfer the listing of its common stock, $.001 par value (“the Common Stock”), from the NYSE MKT to the New York Stock Exchange (“NYSE”).  The Common Stock has been approved for listing on the NYSE, and the Company expects that the Common Stock will begin trading on the NYSE on December 13, 2013.  The Common Stock will continue to trade under the ticker symbol “LCI.”  Until the transfer of the listing to the NYSE is completed, the Common Stock will continue to be traded on the NYSE MKT.

A copy of the press release issued by the Company in connection with the transfer of its listing is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1	December 2, 2013 press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
President and Chief Executive Officer
Date: December 3, 2013

EXHIBIT INDEX

Exhibit:	Description:

99.1	December 2, 2013 Press Release